                                                                   EXHIBIT 4.6
Beneficiary Designation                                            PNC BANK
------------------------------------------------------------------------------
Please Print

----------------------------------------------------------      FOR YOUR
Name                                                            BENEFIT
----------------------------------------------------------
Social Security Number
/ / / / - / / / - / / / / /   / / Full Time  / / Part Time      EMPLOYEE STOCK
----------------------------------------------------------      PURCHASE PLAN
Market Name           Work Phone

----------------------------------------------------------
Department

----------------------------------------------------------
Location

----------------------------------------------------------


-------------------------------------------------------------------------------

I, ---------------------------------------------, hereby designate ------------
-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address (City, State, Zip Code)

-------------------------------------------------------------------------------
Relationship                                 Social Security Number

-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address (City, State, Zip Code)

-------------------------------------------------------------------------------
Relationship                                 Social Security Number

-------------------------------------------------------------------------------
as primary beneficiaries in equal shares of any amounts payable under the Employee Stock Purchase Plan by reason of my death. If none of the aforementioned beneficiaries survives me, I designate
-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address (City, State, Zip Code)

-------------------------------------------------------------------------------
Relationship                                 Social Security Number

-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address (City, State, Zip Code)

-------------------------------------------------------------------------------
Relationship                                 Social Security Number

-------------------------------------------------------------------------------
as contingent beneficiaries in equal shares of such amounts.
-------------------------------------------------------------------------------

I HEREBY REVOKE ANY PREVIOUSLY SUBMITTED DESIGNATION(S) OF BENEFICIARY(IES) WHO SHOULD RECEIVE THE CASH BALANCE AND/OR SHARES OF COMMON STOCK HELD IN MY EMPLOYEE STOCK PURCHASE PLAN ACCOUNT IN THE EVENT OF MY DEATH.

-------------------------------------------------------------------------------
Signature                                    Date

-------------------------------------------------------------------------------

        PLEASE RETURN WHITE COPY TO CORPORATE BENEFITS ADMINISTRATION
                     3RD FLOOR-300 SIXTH AVENUE BUILDING
                    KEEP THE CANARY COPY FOR YOUR RECORDS.


White-Corporate Benefits Administration                         Canary-Employee